UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2010

SINOCOKING COAL AND COKE
CHEMICAL INDUSTRIES, INC.
(Exact name of Company as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kuanggong Road and Tiyu Road 10th Floor,
Chengshi Xin Yong She, Tiyu Road, Xinhua District,
Pingdingshan, Henan Province, China 467000
(Address of principal executive offices)

+86-3752882999
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On March 11, 2010, SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) conducted a subsequent closing of its private placement financing in which it sold and issued 6,162,376 of its units, at a purchase price of USD $6.00 per unit, to U.S. investors and non-U.S. persons.  Each unit consisted of one (1) share of common stock and a warrant for the purchase of 0.5 shares of common stock with an exercise price of $12.00 per share.  The investor warrants are exercisable for a period of five years from the date of issuance, and are callable at the Company’s election six months after the date of issuance if the Company’s common stock trades at a price equal to at least 150% of the exercise price (or $18.00 per share) with an average trading volume of at least 150,000 shares of Common Stock (as adjusted for any stock splits, stock dividends, combinations and the like) per trading day for at least 10 consecutive trading days and the underlying shares of common stock are registered.  In the transactions occurring on March 11, 2010, the Company issued, to investors, an aggregate of 6,162,376 shares of its common stock, and warrants for the purchase of 3,081,188 shares of common stock with an exercise price of $12.00 per share.

In connection with the foregoing, the Company entered into a registration rights agreement with the U.S. investors that stipulates that the Company will file a registration statement to register both the shares of common stock, and the common stock underlying the warrants, that were issued to the U.S. investors in the financing, within 60 days after the closing date of March 11, 2010.  The Company agreed to use its best efforts to have this registration statement declared effective by the Commission within 120 days, subject to certain exceptions.   The Company also agreed to undertake commercially reasonable efforts to register the shares of common stock and warrants issued to the non-U.S. investors in the initial closing on February 5, 2010, as well as the securities issued to non-U.S. investors on March 11, 2010.

Madison Williams & Company, LLC and Rodman & Renshaw, LLC, a wholly-owned subsidiary of Rodman & Renshaw Capital Group, Inc. (NASDAQ: RODM), acted as joint placement agents in connection with the foregoing transaction.  Under a placement agent agreement between the Company and these placement agents dated March 8, 2010 (and executed and delivered on March 11, 2010), the Company agreed to pay the placement agents a cash fee equal to seven percent of the aggregate gross proceeds from the sale of securities to the U.S. accredited investors, plus reimbursement of fees and expenses, and reasonable fees and expenses of placement agent legal counsel.  In addition, under the placement agreement, the Company agreed to issue warrants for the purchase of up to 250,000 shares of common stock, with an exercise price of $6.00 per share, containing terms and provisions otherwise similar to the terms provided under the investor warrants described above.  The Company issued the foregoing warrants to the placement agents on March 11, 2010.  The placement agent agreement also included a provision to indemnify the placement agents in connection with the financing, and the full language of said indemnification and other terms are set forth in the full text of the placement agent agreement included as Exhibit 10.7 of this current report on Form 8-K.

As previously disclosed on a current report on Form 8-K filed on February 8, 2010, the Company completed an initial closing of its private placement financing in which it sold and issued $7,085,352 of its units, at a purchase price of USD $6.00 per unit, to 34 non-U.S. persons under Regulation S.  Each unit consisted of one (1) share of common stock and a warrant for the purchase of 0.5 shares of common stock with an exercise price of $12.00 per share.  The investor warrants issued in the initial closing on February 5, 2010 were also exercisable for a period of five years from the date of issuance, however, these warrants did not include a mandatory exercise feature (i.e., the warrants are not callable by the Company).

The initial closing of the financing on February 5, 2010, together with the subsequent closing on March 11, 2010, resulted in total gross proceeds to the Company of $44 million, and the issuance by the Company of a total of 7,343,268 shares of common stock, and five-year warrants for the purchase of an additional 3,671,634 shares of common stock with an exercise price of $12.00 per share.

Copies of the Securities Purchase Agreement entered into with the non-U.S. investors, a form of the warrant issued to non-U.S. investors, the Securities Purchase Agreement entered into with U.S. investors, the Registration Rights Agreement, the form of warrant issued to the U.S. investors, and the placement agent agreement are included as exhibits to this current report on Form 8-K.  The descriptions of these agreements in this current report on Form 8-K are qualified in their entirety by the full text of the agreements as attached.

Item 3.02                      Unregistered Sales of Equity Securities

Reference is made to the disclosures set forth in Item 1.01 of this current report on Form 8-K, which are hereby incorporated by reference into this Item 3.02.

The securities issued in the private placement were exempt from registration, and not issued pursuant to any registration statement.  The securities issued are subject to applicable restrictions on resale pursuant to Regulation S promulgated under the Securities Act of 1933.

The securities issued to non-U.S. investors as described above were issued in reliance on an exemption from registration under Regulation S, promulgated under the Securities Act of 1933, as amended.

The securities issued to U.S. accredited investors as described above were issued in reliance on an exemption from registration under Regulation D, promulgated under the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement (1)
2.2	First Amendment to Share Exchange Agreement (2)
10.1	Form of Securities Purchase Agreement (Regulation S) (3)
10.2	Form of Warrant dated February 5, 2010 (Regulation S) (3)
10.3	Form of Warrant dated March 11, 2010 (Regulation S) *
10.4	Form of Securities Purchase Agreement (Regulation D) *
10.5	Form of Registration Rights Agreement *
10.6	Form of Warrant (Regulation D) *
10.7	Placement Agent Agreement *

* Filed herewith.

(1)	Incorporated by reference to the Form 8-K Current Report filed by the registrant with the Securities and Exchange Commission on July 17, 2009.

(2)	Incorporated by reference to the Form 8-K Current Report filed by the registrant with the Securities and Exchange Commission on November 25, 2009.

(3)	Incorporated by reference to the Form 8-K Current Report filed by the registrant with the Securities and Exchange Commission on February 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Dated: March 15, 2010	By:	/s/ Jianhua Lv
Jianhua Lv, Chief Executive Officer